united states
securities and exchange commission
washington, d.c. 20549

form N-CSR
certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

(Address of principal executive offices) (Zip code)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

(Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

August 31, 2024

ARCHER BALANCED FUND

ARCHX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Balanced Fund – ARCHX (the “Fund”) for the period September 1, 2023 to August 31, 2024.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Balanced Fund	$130	1.20%

*Annualized

managment’s discussion of fund performance

The Archer Balanced fund had a total return of 16.03% for the Year ended August 31, 2024 and an average annual return of 6.97% over the trailing ten years compared to a total return of 15.24% and 7.18% for the Dow Jones Moderate U.S. Portfolio Index, and 15.55% and 5.99% for the Morningstar Moderate Target Risk Index over the same periods.

The Fund maintained a balance of approximately 70% equities and 30% fixed income throughout most of the year. As rising valuations increased the equity weighting of the Fund, the managers selectively rebalanced the portfolio by reducing some equity positions and reallocating to capture improved yields on fixed income and money market holdings. The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income.

Equity Portfolio

We continue to focus on companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations. Companies who can weather economic uncertainty by generating their own liquidity and maintain reasonable balance sheets have been rewarded as monetary policy has abruptly changed. Sectors historically favored by income investors such as Utilities, Financials, and REITs were pressured as yields rose dramatically in the bond markets throughout much of 2023. Our patience was rewarded late in the year and throughout much of 2024 as rates softened and the market began to recognize the value present in several of these beaten down sectors and companies. The fund maintains significant weighting in certain segments of the Financial, Industrial, Healthcare, and Technology sectors.

Fixed-Income Portfolio

Although the overall portfolio duration remains low, the managers have opportunistically added high quality, longer duration holdings to the portfolio. The managers believe that the risk added to the portfolio by dramatically lengthening portfolio duration and/or reducing credit quality does not offer material compensation at present. A more active Federal Reserve has added to volatility in the fixed income markets and many companies have weakened their balance sheets by issuing debt over the past several years to fund more stockholder friendly actions. We have maintained a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Balanced Fund	16.03%	8.10%	6.97%	$19,610
Dow Jones Moderate U.S. Portfolio Index	15.24%	7.85%	7.18%	$20,012
Morningstar Moderate Target Risk Index	15.55%	6.94%	5.99%	$17,895

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$50,724,730	92	11.69%	$186,230

INVESTMENT TYPE WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the investment type. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	6.44%
2.	Meta Platforms, Inc. Class A	3.88%
3.	WalMart, Inc.	3.65%
4.	Broadcom, Inc.	3.34%
5.	Microsoft Corp.	3.04%
6.	MasterCard, Inc. Class A	3.00%
7.	JPMorgan Chase & Co.	2.91%
8.	Lockheed Martin Corp.	2.86%
9.	Quanta Services, Inc.	2.85%
10.	NextEra Energy, Inc.	2.84%
	Total % of Net Assets	34.81%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Balanced Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2024

ARCHER INCOME FUND

ARINX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Income Fund - ARINX (the “Fund”) for the period September 1, 2023 to August 31, 2024.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Income Fund	$99	0.96%

*Annualized

managment’s discussion of fund performance

The Archer Income Fund returned 7.25% for the year ended August 31, 2024 and an average annual return of 1.92% over the trailing 10 years compared to 7.30% and 1.64% for the Bloomberg Barclay’s Capital US Aggregate Bond Index and 8.63% and 2.46% for the Bloomberg Barclay’s Intermediate Credit Index over the same time periods.

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception. The bond market continues to present investors with many challenges. As inflation concerns built in 2019, the Federal Reserve leaned towards more restrictive monetary policy, only to have to pivot to a more accommodative stance as trade related fears crept into the market. This accommodative trend accelerated dramatically as the pandemic took hold and policy makers were forced to provide fiscal stimulus while the Federal Reserve expanded its balance sheet significantly and promised to keep rates at, or near, zero percent for the foreseeable future. As it became clear that inflation created by the overwhelming accommodation of the pandemic era was not “transitory”, the Fed was forced to do another about face and begin their most aggressive tightening campaign in decades. The result was a sharp repricing of bonds across the curve with yields rising sharply and longer-term bond prices dropping significantly. More recently, the Fed reduced the benchmark Federal Funds Rate by half a percentage point and has telegraphed to the market that further measured reductions to their policy rate may be forthcoming. While broad measures of inflation have moderated, some pockets of sticky inflation remain. A more accommodative Federal Reserve, against the backdrop of continued economic growth and a growing deficit, has raised concerns about the potential for reigniting inflation and has kept a floor under longer-term interest rates.

The managers believe it is prudent to continue to position the portfolio to protect against interest-rate, default and currency risks. Our approach has allowed us to take advantage of opportunities presented when others have been forced to sell at attractive discounts, while maintaining liquidity and an effective duration much lower than that of our benchmark indices.

PERFORMANCE GRAPH

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Income Fund	7.25%	1.59%	1.92%	$12,096
Bloomberg Barclay's Capital U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%	$11,765
Bloomberg Barclay's Intermediate Credit Index	8.63%	1.58%	2.46%	$12,758

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$19,625,873	106	23.30%	($17,564)

INVESTMENT TYPE WEIGHTINGS

The following chart gives a visual breakdown of the Fund by investment type. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	10.16%
2.	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	3.81%
3.	Federal Home Loan Bank, 5.555%, due 2/15/33	2.81%
4.	U.S. Government Treasury Note/Bond, 4.625%, due 2/28/25	2.80%
5.	iShares 10+ Year Investment Grade Corporate Bond ETF	2.67%
6.	State Street Corp., 7.350%, due 6/15/26	2.66%
7.	U.S. Government Treasury Bill, 0.000%, due 9/03/24	2.55%
8.	Federal Farm Credit Bank, 5.570%, due 8/26/33	2.55%
9.	U.S. Government Treasury Note/Bond, 3.875%, due 3/31/25	2.54%
10.	Masco Corp., 7.750%, due 8/01/29	2.30%
	Total % of Net Assets	34.85%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Income Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2024

ARCHER STOCK FUND

ARSKX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Stock Fund - ARSKX (the “Fund”) for the period September 1, 2023 to August 31, 2024.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Stock Fund	$139	1.23%

*Annualized

managment’s discussion of fund performance

The Archer Stock Fund posted a return of 25.24% for the year ended August 31, 202 and an average annual return of 9.22% over the trailing 10 years. This compares to a return of 27.14% and 12.96% for the S&P 500 Index, and 18.72% and 9.65% for the S&P Midcap 400 Index over the same periods.

The Archer Stock Fund seeks to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile. Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide. There will be times when this method of selecting securities may lead to the relative over- or underweighting of sectors. The fund currently maintains relatively large weightings in healthcare, and technology companies. As of August 31, 2024, the Fund held 40 equity positions and a roughly 4% cash position. Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to 50 holdings. This results in a concentrated portfolio which can lead to periods of relative underperformance but will reduce turnover of the portfolio to create long-term shareholder value. We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Stock Fund	25.24%	14.58%	9.22%	$24,159
S&P 500 Index	27.14%	15.90%	12.96%	$33,875
S&P 400 Midcap Index	18.72%	12.15%	9.65%	$25,142

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$25,227,166	41	8.56%	$77,664

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holding (% OF NET ASSETS)

1.	NVIDIA Corp.	4.64%
2.	Federated Treasury Obligation Fund - Institutional Shares	4.38%
3.	Meta Platforms, Inc. Class A	4.36%
4.	NextEra Energy, Inc.	3.59%
5.	Alphabet, Inc. Class A	3.59%
6.	Microsoft Corp.	3.44%
7.	Apple, Inc.	3.37%
8.	Thermo Fisher Scientific, Inc.	2.95%
9.	JPMorgan Chase & Co.	2.94%
10.	United Rentals, Inc.	2.88%
	Total % of Net Assets	36.14%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Stock Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2024

ARCHER DIVIDEND GROWTH FUND

ARDGX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Dividend Growth Fund - ARDGX (the “Fund”) for the period September 1, 2023 to August 31, 2024.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Dividend Growth Fund	$108	0.98%

*Annualized

managment’s discussion of fund performance

The Archer Dividend Growth Fund returned 19.39% for the year ended August 31, 2024 and 6.67% from the date of inception on September 1, 2016 compared to a return of 20.57% and 10.04% for the Dow Jones US Large-Cap Value Total Stock Market Index and 18.55% and 5.95% for the Morningstar Dividend Yield Focus Index over the same periods.

Performance Review

The Archer Dividend Growth Fund invests primarily in large and medium sized companies which we believe will provide long-term dividend payment growth for shareholders. Holdings are weighted towards companies with strong balance sheets and consistently increasing payouts to shareholders selling at an attractive discount to our estimate of fair value. This relatively deep value strategy has underperformed the broader market in recent years as the performance of many popular indices has been driven by an increasingly small number of high growth companies. The performance differential widened significantly during post-COVID rally as high growth technology and biotechnology companies attracted investor dollars away from the more stable, dividend paying, value segments of the market. Recently, the spread has begun to narrow as investors have recognized the value of stable cash flows and predictable business models. Anticipation of easier monetary policy and declining interest rates has also provided a tailwind to traditional dividend paying sectors including Utilities and REITs. Concerns surrounding the banking system early in 2023 and the sharp rise in bond market yields led to relative underperformance in 2022 and early 2023, particularly when compared to funds focusing on factors other than dividend payments.

Ultimately, we are confident in our portfolio of companies and believe value will be recognized in our holdings and offer attractive appreciation in addition to the growing dividend income stream. We believe the Archer Dividend Growth Fund offers an attractive alternative to investors seeking monthly income who are concerned about inflation and the erosion of real income.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	Since Inception*	Ending Value
Archer Dividend Growth Fund	19.39%	7.75%	6.76%	$16,871
Dow Jones US Large-Cap Value Total Stock Market Index	20.57%	10.55%	10.04%	$21,481
Morningstar Dividend Yield Focus Index	18.55%	7.03%	5.95%	$15,877

Cumulative Performance Comparison of $10,000 Investment

* Inception September 1, 2016.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$23,518,489	41	14.03%	$12,187

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	5.24%
2.	AbbVie, Inc.	3.83%
3.	Iron Mountain, Inc.	3.76%
4.	Broadcom, Inc.	3.32%
5.	Merck & Co., Inc.	3.23%
6.	Regions Financial Corp.	3.15%
7.	Lockheed Martin Corp.	3.08%
8.	Manulife Financial Corp.	3.02%
9.	JPMorgan Chase & Co.	3.01%
10.	Coca-Cola FEMSA S.A.B. de C.V. ADR Series L	2.81%
	Total % of Net Assets	34.45%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Dividend Growth Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2024

ARCHER FOCUS FUND

AFOCX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Focus Fund - AFOCX (the “Fund”) for the period September 1, 2023 to August 31, 2024.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Focus Fund	$110	0.98%

*Annualized

managment’s discussion of fund performance

The Archer Focus Fund returned 25.42% for the year ended August 31, 2024 and 10.97% from the date of inception on December 31, 2019 compared to a return of 22.06% and 10.72% for the Dow Jones Industrial Average Index over the same time periods.

Performance Review

The Archer Focus Fund seeks long-term growth of capital by investing in financially sound, large and medium-sized companies with dominant franchises. Under normal conditions, the Fund holds a relatively concentrated portfolio of 50 or fewer US common stocks. Potential investments are carefully screened for balance sheet strength, sustainable earnings and free cash flow, and durable market position. The Focus Fund maintained a relatively concentrated portfolio during the year and had 41 equity holdings as of August 31, 2024 with Communication Services, Healthcare, Technology, and Consumer Cyclical making up the largest sector weightings, while Basic Materials, Financials, and Energy were the smallest portfolio weightings. We remain confident in our holdings’ ability to weather shifting macroeconomic challenges as we focus on owning relatively large, financially stable companies with long-term earnings power.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	Since Inception*	Ending Value
Archer Focus Fund	25.42%	10.97%	$16,264
Dow Jones Industrial Average Index	22.06%	10.72%	$16,090
S&P 500 Index	27.14%	14.59%	$18,893

Cumulative Performance Comparison of $10,000 Investment

* Inception December 30, 2019.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$11,154,871	42	89.11%	($17,284)

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Meta Platforms, Inc. Class A	4.04%
2.	Costco Wholesale Corp.	3.80%
3.	NVDIA Corp.	3.42%
4.	AvalonBay Communities, Inc.	3.40%
5.	Alphabet, Inc. Class A	3.18%
6.	PulteGroup, Inc.	2.79%
7.	Best Buy Co., Inc.	2.74%
8.	Atmos Energy Corp.	2.72%
9.	United Therapeutics Corp.	2.57%
10.	EMCOR Group, Inc.	2.53%
	Total % of Net Assets	31.19%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Focus Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2024

ARCHER MULTI CAP FUND

ALSMX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Multi Cap Fund – ALSMX (the “Fund”) for the period September 1, 2023 to August 31, 2024.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Multi Cap Fund	$108	0.95%

*Annualized

managment’s discussion of fund performance

The Archer Multi Cap Fund returned 27.46% for the year ended August 31, 2024 and 10.53% from the date of inception on December 31, 2019. This compares to returns of 27.14% & 14.59% for the S&P 500 Index, 17.24% & 8.92% for the S&P 600 Small Cap Index, and 18.72% & 10.74% for the S&P 400 Mid Cap Index over the same periods.

Performance Review

The Archer Multi Cap Fund seeks long-term growth of capital by investing in up to 75 equity positions split evenly between the top 25 small, medium, and large publicly traded US companies at the beginning of each calendar year based on market capitalization. Position sizes are adjusted throughout the year driven by our proprietary quantitative and technical models and rebalanced annually. As of August 31, 2024 the Multi Cap fund maintained a slight overweighting to larger companies. Growth continues to be the overwhelming style factor of the fund. In terms of sector weightings, Industrials, Technology, Consumer Cyclical, and Healthcare companies were the largest holdings, while the fund maintained relatively little exposure to Consumer Staples, Real Estate, and Utilities. The relative overweighting of large companies aided relative performance during much of the year. A more recent broadening of performance leadership to small and midsized companies has helped improve performance relative to the blended benchmark, but the rapid changes to sector leadership and style factor performance has led to underperformance relative to the blended benchmark since inception. We continue to believe that the relatively balanced market cap exposure provided by the Fund will reward patient shareholders over time.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	Since Inception*	Ending Value
Archer Multi Cap Fund	27.46%	10.53%	$15,964
S&P 500 Index	27.14%	14.59%	$18,893
S&P 600 Small Cap Index	17.24%	8.92%	$14,903
S&P 400 Mid Cap Index	18.72%	10.74%	$16,111
Synthetic Blend 33-33-33	21.00%	11.67%	$16,745

Cumulative Performance Comparison of $10,000 Investment

* Inception December 30, 2019.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$7,825,625	76	57.42%	($21,751)

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class	2.94%
2.	Mueller Industries, Inc.	2.04%
3.	Burlington Stores, Inc.	1.95%
4.	AAON, Inc.	1.92%
5.	Federal Signal Corp.	1.91%
6.	Abercrombie & Fitch Co.	1.90%
7.	NVDIA Corp.	1.86%
8.	AbbVie Inc.	1.84%
9.	SPX Technologies, Inc.	1.82%
10.	Broadcom, Inc.	1.77%
	Total % of Net Assets	19.95%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Multi Cap Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2024 $ 54,000

FY 2023 $ 54,000

(b)	Audit-Related Fees

Registrant

FY 2024 $ 0

FY 2023 $ 0

Nature of the fees: Not applicable.

(c)	Tax Fees

Registrant

FY 2024 $ 11,100

FY 2023 $ 11,100

Nature of the fees: Tax preparation and filing.

(d)	All Other Fees

Registrant

FY 2024 $ 0

FY 2023 $ 0

Nature of the fees: Not applicable.

(e)	(1) Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2024 $ 11,100

FY 2023 $ 11,100

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

FOCUS FUND (AFOCX)

MULTI CAP FUND (ALSMX)

ANNUAL FINANCIAL STATEMENTS

August 31, 2024

	ARCHER BALANCED FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2024

Shares/Principal		Fair Value

COMMON STOCKS - 66.55%

Air Courier Services - 1.91%
3,250	FedEx Corp.	$ 971,002

Aircraft Engines & Engine Parts - 2.05%
5,000	Honeywell International, Inc.	1,039,550

Beverages - 1.36%
4,000	PepsiCo, Inc.	691,520

Commercial Banks - 1.30%
11,000	Toronto Dominion Bank (Canada)	659,120

Electric Services - 3.51%
3,400	American Electric Power Company, Inc.	340,952
17,900	NextEra Energy, Inc.	1,441,129
		1,782,081
Electrical Work - 2.85%
5,255	Quanta Services, Inc.	1,445,808

Electromedical & Electrotherapeutic Apparatus - 1.64%
9,400	Medtronic PLC. (Ireland)	832,652

Electronic Computers - 2.80%
6,200	Apple, Inc.	1,419,800

Food & Kindred Products - 1.03%
4,900	Nestle S.A. ADR	523,908

Guided Missiles & Space Vehicles & Parts - 2.86%
2,550	Lockheed Martin Corp.	1,448,655

National Commercial Banks - 2.91%
6,560	JPMorgan Chase & Co.	1,474,688

Petroleum Refining - 3.00%
6,300	Chevron Corp.	932,085
5,000	Exxon Mobil Corp.	589,700
		1,521,785
Pharmaceutical Preparations - 9.11%
8,550	Bristol Myers Squibb Co.	427,073
1,450	Eli Lilly & Co.	1,392,029
5,000	Johnson & Johnson	829,300
9,080	Merck & Co., Inc.	1,075,526
31,000	Pfizer, Inc.	899,310
		4,623,238
Railroads, Line-Haul Operating - 2.32%
4,600	Union Pacific Corp. Class B	1,178,014

Retail - Drug Stores and Proprietary Stores - 1.21%
10,694	CVS Health Corp.	612,125

Retail - Lumber & Other Building Material Dealers - 1.60%
2,200	Home Depot, Inc.	810,700

Retail - Variety Stores - 3.65%
24,000	WalMart, Inc.	1,853,520

Rubber & Plastics Footwear - 0.82%
5,000	Nike, Inc. Class B	416,600

Semiconductors & Related Devices - 3.34%
10,400	Broadcom, Inc.	1,693,328

Services - Business Services - 5.02%
3,000	Accenture PLC. Class A (Ireland)	1,025,850
3,150	MasterCard, Inc. Class A	1,522,521
		2,548,371
Services - Computer Programming, Data Processing, Etc. - 6.65%
8,600	Alphabet, Inc. Class A	1,405,068
3,775	Meta Platforms, Inc. Class A	1,967,945
		3,373,013
Services - Medical Laboratories - 0.97%
2,150	Laboratory Corp. of America Holdings	494,263

Services - Miscellaneous Amusement & Recreation - 1.07%
6,000	Walt Disney Co.	542,280

Services - Prepackaged Software - 3.04%
3,700	Microsoft Corp.	1,543,418

Sugar & Confectionery Products - 0.53%
1,400	Hershey Co.	270,284

TOTAL FOR COMMON STOCKS (Cost $14,926,249) - 66.55%		33,769,723

CORPORATE BONDS - 15.70% (c)

Air Transportation, Scheduled - 0.49%
250,000	Southwest Airlines Co., 5.250%, due 5/04/25	250,028

Aircraft - 0.48%
250,000	Boeing Co., 2.600%, due 10/30/25	243,083

Banks & Financial Institutions - 2.37%
500,000	Federal Farm Credit Bank, 5.570%, due 8/26/33	499,189
700,000	Federal Home Loan Bank, 5.555%, due 2/15/33	702,463
		1,201,652
Commercial Banks - 0.19%
100,000	Royal Bank of Canada, 1.200%, due 4/27/26 (Canada)	94,922

Electric Services - 0.20%
100,000	Southern California Edison Co. Series E, 3.700%, due 8/01/25	98,947

Financial Services - 0.26%
150,000	General Motors Financial Co., Inc., 3.100%, due 1/12/32	130,781

Heating Equip, Except Elec & Warm Air; & Plumbing Fixtures - 1.11%
500,000	Masco Corp., 7.750%, due 8/01/29	564,335

Investment Advice - 0.88%
200,000	Affiliated Managers Group, Inc., 3.500%, due 8/01/25	197,231
250,000	Janus Capital Group, Inc., 4.875%, due 8/01/25	249,409
		446,640
National Commercial Banks - 2.95%
300,000	Banc of California, Inc., 5.250%, due 4/15/25	298,440
100,000	Bank of America Corp. Series L, 3.950%, due 4/21/25	99,218
150,000	Huntington Bancshares, Inc. Series E, 8.44298%, to 10/15/24 (3-Month SOFR + 3.14161%) (b) ***	148,880
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	142,495
150,000	JPMorgan Chase & Co. Series B, 6.00929%, due 2/01/27 (3-Month SOFR + 0.76161%) ***	146,641
150,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	144,656
300,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	265,209
250,000	Wells Fargo & Co. Series MTN, 6.000%, due 10/28/25	250,110
		1,495,649
Operative Builders - 0.30%
150,000	Lennar Corp., 4.750%, due 11/29/27	151,320

Other Real Estate Investment Trust - 0.29%
6,000	Ready Capital Corp., 5.750%, due 2/15/26	145,020

Paper Mills - 0.86%
400,000	Georgia-Pacifi, LLC, 7.250%, due 6/01/28	437,315

Personal Credit Institutions - 0.49%
250,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	248,685

Pharmaceutical Preparations - 0.19%
100,000	AbbVie, Inc., 3.200%, due 5/14/26	98,057

Security Brokers, Dealers & Flotation Companies - 1.33%
400,000	Capital Southwest Corp., 3.375%, due 10/01/26	372,800
300,000	Jeffries Financial Group, Inc. Series MTN, 6.500%, 10/31/29	300,578
		673,378
Services - Advertising Agencies - 0.39%
200,000	Omnicom Group, Inc., 3.600%, due 4/15/26	196,431

Services - Equipment Rental & Leasing - 0.86%
200,000	Air Lease Corp., 3.625%, due 12/01/27	193,848
250,000	United Rentals, Inc., 3.875%, due 11/15/27	241,275
		435,123
Services - Miscellaneous Amusement & Recreation - 0.51%
250,000	Walt Disney Co., 7.700%, due 10/30/25	257,751

Services - Prepackaged Software - 0.48%
100,000	Oracle Corp., 1.650%, due 3/25/26	95,432
150,000	VMWare, Inc., 3.900%, due 8/21/27	147,421
		242,853
State Commercial Banks - 1.07%
100,000	Citizens Financial Group, Inc., 4.350%, due 8/01/25	98,961
250,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	250,000
200,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	195,974
		544,935

TOTAL FOR CORPORATE BONDS (Cost $8,157,504) - 15.70%		7,956,905

MUNICIPAL BONDS - 3.97% (c)

California - 0.08%
20,000	Porterville Unified School District, 7.250%, due 7/01/27	20,042
20,000	San Bernardino County Redevelopment Agency Series A, 3.625%, due 9/01/24	20,000
		40,042
Georgia - 0.20%
99,000	Georgia State Local Govt. Cops Grantor Trust Series A, 4.750%, due 6/01/28	101,891

Indiana - 0.62%
135,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150% due 7/15/27	135,124
190,000	Fishers, IN Econ Development Revenue Taxable-P3 Project Series C, 2.650%, due 8/01/28	180,110
		315,234
Maryland - 0.40%
200,000	Baltimore Board of School Commissioners City Schools Revenue, 5.692%, due 12/15/25	201,302

Michigan - 0.49%
25,000	City of Coldwater, MI Water Supply & Wastewater System Revenue, 5.000%, due 8/01/26	26,095
227,500	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	222,183
		248,278
New York - 0.48%
250,000	New York City, NY Transitional Finance Authority Revenue, 2.760%, due 2/01/26	244,433

Ohio - 0.52%
250,000	New Albany, Floyd County Industry School First Mortgage, 5.000%, due 1/15/27	262,580

Pennsylvania - 0.82%
250,000	East-Norriton-Plymouth-Whipain Joint Sewer Authority, 1.832%, due 8/01/28	229,570
200,000	Pennsylvania ST Txble-Ref-First-Refunding Series, 1.200%, due 8/01/26	188,948
		418,518
Washington - 0.14%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.700%, due 12/01/25	70,267

Wisconsin - 0.22%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, due 12/01/26	110,032

TOTAL FOR MUNICIPAL BONDS (Cost $2,094,350) - 3.97%		2,012,577

REAL ESTATE INVESTMENT TRUSTS - 4.16%
5,100	Extra Space Storage, Inc.	902,700
9,452	Prologis, Inc.	1,208,155
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $893,026) - 4.16%		2,110,855

PREFERRED SECURITIES - 1.00%

Asset Management - 0.09%
4,000	B Riley Financial, Inc., 6.50%, due 09/30/26	46,280

Motor Vehicles & Passenger Car Bodies - 0.30%
6,000	Ford Motor Co., 6.000%, due 12/01/59	150,240

National Commercial Banks - 0.53%
150,000	BAC Capital Trust XIII Series F, 6.00083% (3-Month SOFR + 0.66161%) (b) ***	125,096
150,000	PNC Capital Trust C, 6.177690%, due 6/01/28 (3-Month SOFR + 0.83161%) ***	144,430
		269,526
Telephone Communications (No Radio Telephone) - 0.08%
3,000	QWest Corp., 6.500%, due 9/01/56	42,150

TOTAL FOR PREFERRED SECURITIES (Cost $611,396) - 1.00%		508,196

STRUCTURED NOTES - 0.35% (c)

Security Brokers, Dealers & Flotation Companies - 0.35%
125,000	Goldman Sachs Group, Inc., 0.000%, due 11/13/28, Capped at 10% ***	98,450
95,000	Morgan Stanley, Series MTN, 0.000%, due 8/30/28, Capped at 12% ***	77,464
		175,914

TOTAL FOR STRUCTURED NOTES (Cost $212,853) - 0.35%		175,914

U.S. GOVERNMENT AGENCIES & OBLIGATIONS- 1.48%%(c)
750,000	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	748,682
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $709,044) - 1.48%		748,682

MONEY MARKET FUND - 6.44%
3,266,470	Federated Treasury Obligation Fund - Institutional Shares 5.13% ** (Cost $3,266,470) - 6.44%	3,266,470

TOTAL INVESTMENTS (Cost $30,870,892) - 99.65%		50,549,322

OTHER ASSETS LESS LIABILITIES, NET - 0.35%		175,408

NET ASSETS - 100.00%		$ 50,724,730

(a) Security converts to floating rate after the indicated fixed-rate coupon period.
(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.
* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2024.
*** Variable Rate Security - Interest rate shown is rate in effect at August 31, 2024.
For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
ADR - American Depository Receipt
SOFR- Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans.
3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.
The accompanying notes are an integral part of these financial statements.

	ARCHER INCOME FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2024

Shares/Principal		Fair Value

CORPORATE BONDS - 51.69% (c)

Air Transportation, Scheduled - 0.76%
150,000	Southwest Airlines Co., 5.250%, due 5/04/25	$ 150,017

Aircraft - 0.74%
150,000	Boeing Co., 2.600%, due 10/30/25	145,850

Banks & Financial Institutions - 5.36%
500,000	Federal Farm Credit Bank, 5.570%, due 8/26/33	499,189
550,000	Federal Home Loan Bank, 5.555%, due 2/15/33	551,935
		1,051,124
Commercial Banks - 3.06%
100,000	Bank of Montreal Series MTN, 6.100%, due 8/29/28 (Canada)	99,478
250,000	Bank of Montreal Series MTN, 5.650%, due 7/12/29	250,856
250,000	Toronto Dominion Bank Series GMTN, 6.100%, due 8/16/28 (Canada)	250,078
		600,412
Consumer Cyclical Services - 0.26%
55,000	Conservation Fund Series 2019, 3.4740%, due 12/15/29	51,523

Dental Equipment & Supplies - 0.70%
150,000	Dentsply Sirona, Inc. 3.250%, to 06/01/30	136,327

Financial Services - 1.50%
150,000	CommunityWide Federal Credit Union, 5.000%, due 12/08/25	151,309
150,000	General Motors Financial Company, Inc. Series C, 5.70%, to 9/30/30 (a) (b)	143,817
		295,126
General Building Contractors - Residential Buildings - 0.51%
100,000	Lennar Corp., 4.750%, due 11/29/27	100,880

Heating Equip, Except Elec & Warm Air; & Plumbing Fixtures - 2.30%
400,000	Masco Corp., 7.750%, due 8/01/29	451,468

Investment Advice - 1.01%
200,000	Affiliated Managers Group, Inc., 3.500%, due 8/01/25	197,231

Miscellaneous Publishing - 0.51%
100,000	Thomson Reuters Corp., 3.85%, due 9/29/24	99,838

Motor Vehicles & Passenger Car Bodies - 0.75%
150,000	Toyota Motor Credit Corp. Series MTN, 5.250%, due 2/22/2027	147,479

National Commercial Banks - 10.39%
200,000	Banc of California, Inc., 5.250%, due 4/15/25	198,960
200,000	Bank of America Corp. Series MTN, 6.550%, due 10/20/33	203,296
150,000	Huntington Bancshares, Inc. Series E, 8.44298%, to 10/15/24 (3-Month SOFR + 3.14161%) (b) ***	148,880
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	142,495
150,000	JPMorgan & Chase Co. Series B, 6.00929%, due 2/01/27 (3-Month SOFR + 0.76161%) ***	146,642
150,000	JPMorgan & Chase Co. Series CC, 8.08929%, to 11/01/24 (3-Month SOFR + 2.84161) (b) ***	151,328
200,000	Keycorp Series MTN, 2.250%, due 4/06/27	187,874
10,000	SouthState Bank Corp., 5.750%, to 6/01/25 (a)	9,749
100,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	96,438
75,000	Truist Financial Corp. Series Q, 5.100%, to 3/01/30 (a) (b)	72,797
150,000	TTCU Federal Credit Union Series CD, 5.000%, due 7/26/27	154,467
200,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	176,806
350,000	Wells Fargo & Co. Series MTN, 5.200%, due 8/16/34	349,517
		2,039,249
Natural Gas Distribution - 0.25%
50,000	National Fuel Gas Co., 5.200%, due 7/15/25	49,895

Paper Mills - 2.55%
300,000	Georgia-Pacific, LLC, 7.250%, to due 6/01/28	327,986
150,000	Georgia-Pacific, LLC, 7.750%, to due 11/15/29	172,844
		500,830
Personal Credit Institutions - 1.23%
100,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	99,474
150,000	OneMain Finance Corp., 3.500%, due 1/15/27	142,203
		241,677
Real Estate Investment Trust - 0.49%
4,000	Ready Capital Corp., 5.750%, due 2/15/26	96,680

Retail - Department Stores - 0.19%
35,000	Dillards, Inc., 7.750%, due 7/15/26	36,481

Retail-Drug Stores and Proprietary Stores - 1.54%
300,000	CVS Health Corp., 5.300%, due 6/01/33	301,586

Security Brokers, Dealers & Flotation Companies - 2.51%
100,000	Capital Southwest Corp., 3.375%, due 10/01/26	93,200
100,000	Goldman Sachs Group, Inc. Series MTN, 6.100%, due 8/31/28	99,644
150,000	Jefferies Financial Group, Inc. Series MTN, 6.000%, due 12/29/28	148,316
150,000	Jefferies Financial Group, Inc. Series MTN, 6.500%, due 10/31/29	150,289
		491,449
Services - Equipment Rental & Leasing - 1.23%
100,000	Air Lease Corp., 3.625%, due 12/01/27	96,924
150,000	United Rentals, Inc., 3.875%, due 11/15/27	144,765
		241,689
Services-Miscellaneous Amusement & Recreation - 2.69%
400,000	Walt Disney Co., 7.700%, due 10/30/25	412,401
100,000	Walt Disney Co., 6.750%, due 1/09/38	115,352
		527,753
Services - General Medical & Surgical Hospitals - 1.36%
250,000	HCA Healthcare, Inc., 7.050%, due 12/01/27	265,672

Services - Prepackaged Software - 0.75%
150,000	VMWare, Inc. 3.900%, due 8/21/27	147,421

State Commercial Banks - 7.22%
150,000	Ally Financial, Inc. Series B, 4.700%, to 5/15/26 (a) (b)	136,322
150,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	150,000
150,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	146,981
350,000	First Citizens Bank, 6.125%, due 3/09/28	362,614
100,000	Hilltop Holdings, Inc., 5.000%, due 4/15/25	98,237
500,000	State Street Corp., 7.350%, due 6/15/26	522,246
150,000	SVB Financial Group, 4.100%, to 2/15/31 (a) (b) +	562
		1,416,962
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 0.76%
150,000	Steel Dynamics, Inc., 5.000%, due 12/15/26	149,789

Telephone Communications (No Radio Telephone) - 0.26%
50,000	Indiana Bell Tel Co., Inc., 7.300%, due 8/15/26	51,710

Wholesale - Groceries & Related Products - 0.81%
152,000	Sysco Corp., 6.500%, due 8/01/28	158,876

TOTAL FOR CORPORATE BONDS (Cost $10,369,098) - 51.69%		10,144,994

EXCHANGE TRADED FUNDS - 4.19%
5,000	iShares 5-10 Year Investment Grade Corporate Bond ETF	265,300
10,000	iShares 10+ Year Investment Grade Corporate Bond ETF	523,800
1,000	iShares US Preferred Stock ETF	32,360
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $809,693) - 4.19%		821,460

MUNICIPAL BONDS - 16.19% (c)

Florida -0.72%
150,000	North Miami Beach, FL, Water Revenue Series B, 2.311%, due 8/01/27	142,580

Georgia - 1.02%
50,000	Georgia State Local Government Cops Grantor Trust Series A, 4.750%, due 6/01/28	51,460
150,000	Georgia Qualified School Construction Bond Series F, 4.000%, 2/01/26	149,115
		200,575
Illinois - 0.93%
125,000	Illinois Build America Bond, 6.900%, 3/01/35	139,728
42,353	Illinois State Taxable Pension AGM CR, 5.100%, 6/01/33	42,726
		182,454
Indiana - 5.30%
140,000	Beech Grove, IN Sch Bldg. Corp., 2.850%, due 7/05/25	138,271
165,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 5.900%, due 7/15/26	165,094
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, due 7/15/27	100,092
50,000	Gary Community School Bldg. Corp., 3.200%, due 7/15/29	48,464
25,000	Gary Community School Bldg. Corp., 3.500%, due 1/15/33	23,728
140,000	Indiana State Housing & Community Development Authority Series A-2, 4.984%, 7/1/30	141,012
300,000	Plainfield Redevelopment Commission Series B, 2.000%, due 2/01/29	269,742
150,000	Schererville Income Econ Dev Revenue, 2.579%, due 1/15/30	133,950
20,000	Warsaw Industry Redevelopment District Tax Taxable Special Taxing District Series A, 4.750%, due 2/01/26	19,811
		1,040,164
Maryland - 0.51%
100,000	Baltimore MD, Brd of Sch Commissioners City Schs Revenue, 5.692%, due 12/15/25	100,651

Michigan - 0.88%
177,500	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	173,352

Nebraska - 0.56%
110,000	Omaha NE Special Obligation Taxable Ref Riverfront, 6.400%, due 2/01/26	111,077

New York - 0.52%
100,000	New York St Dorm Auth Revenues, 5.289%, due 3/15/33	101,762

Ohio - 1.96%
100,000	Avon, OH, General Obligations Various Purpose Improvement Refunding Bonds, Series 2020, 0.955%, due 12/01/25	95,699
60,000	Bloom & Carroll Ohio Loc Sch Dist, 5.800%, due 12/01/25	60,858
10,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.060%, due 10/01/26	10,150
100,000	Cleveland, OH Public Power Sys Revenue, 5.500%, due 11/15/38	100,034
125,000	JobsOhio Beverage Sys Stwd Lien Liquor Profits Revenue Refunding Bonds, Series 2020A, 2.268%, due 1/01/28	117,550
		384,291
Oklahoma - 0.05%
10,000	Garfield County, OK Educational Facs Authority, 6.000%, due 9/01/24	10,000

Oregon - 0.78%
150,000	Philomath, Oregon Sch District Series A, 5.472%, due 6/15/27	153,776

Pennsylvania - 1.44%
200,000	East-Norriton-Plymouth-Whitpain Joint Sewer Authority, 1.832%, due 8/01/28	183,656
100,000	Pennsylvania Higher Educational Facs Authority Revenue Series AZ, 3.000%, due 6/15/25	98,746
		282,402
Texas - 0.78%
43,000	North Texas Tollway Authority Series B-1, 8.410%, due 2/01/30	46,194
105,000	Somerset Hills Road District #4 Texas, 5.125%, 8/15/34	106,237
		152,431
Washington - 0.73%
150,000	City of Bellevue, WA Series B, 0.751%, due 12/01/25	142,938

TOTAL FOR MUNICIPAL BONDS (Cost $3,215,871) - 16.19%		3,178,453

PREFERRED SECURITIES - 3.73%

Asset Management - 0.18%
3,000	B Riley Financial, Inc., 6.50%, due 09/30/26	34,710

National Commercial Banks - 2.52%
100,000	BAC Capital Trust XIII Series F, 6.00083%, to 10/11/24 (3-month SOFR + 0.66161%) (b) ***	83,398
100,000	Key Corp. Capital I, 6.33317%, due 7/01/28 (3-month SOFR + 1.00161%) ***	95,637
200,000	Mellon Capital IV Series 1, 6.17018%, to 10/28/24 (3-Month SOFR + 0.82661%) (b) ***	171,925
150,000	PNC Capital Trust C, 6.17769%, due 6/01/28 (3-Month SOFR + 0.83161) ***	144,430
		495,390
State Commercial Banks - 1.03%
4,000	Medallion Bank Utah Series F, 8.000%, to 4/01/25 (a) (b)	99,425
4,000	Merchants Bancorp, Inc., 8.250%, to 10/01/27 (a) (b)	102,840
		202,265

TOTAL FOR PREFERRED SECURITIES (Cost $811,260) - 3.73%		732,365

STRUCTURED NOTES - 1.47% (c)

Security Brokers, Dealers & Flotation Companies - 1.47%
100,000	Goldman Sachs Group, Inc. Series MTN, due 12/13/28, 0.000%, Capped at 10% ***	80,195
120,000	Goldman Sachs Group, Inc., 0.000%, due 11/13/28, Capped at 10% ***	94,512
114,000	Morgan Stanley, Series MTN, 0.000%, due 8/19/28, Capped at 10% ***	92,681
25,000	Morgan Stanley, Series MTN, 0.000%, due 8/30/28, Capped at 12% ***	20,385
		287,773

TOTAL FOR STRUCTURED NOTES (Cost $351,737) - 1.47%		287,773

U.S. GOVERNMENT AGENCIES & OBLIGATIONS- 11.70% (c)
500,000	U.S. Government Treasury Bill, 0.000%, due 9/03/24	500,000
550,000	U.S. Government Treasury Note/Bond, 4.625%, due 2/28/25	549,583
500,000	U.S. Government Treasury Note/Bond, 3.875%, due 3/31/25	497,687
750,000	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	748,682
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $2,256,201) - 11.70%		2,295,952

MONEY MARKET FUND - 10.16%
1,993,750	Federated Treasury Obligation Fund - Institutional Shares 5.13% ** (Cost $1,993,750) - 10.16%	1,993,750

TOTAL INVESTMENTS (Cost $19,807,610) - 99.13%		19,454,747

OTHER ASSETS LESS LIABILITIES, NET - 0.87%		171,126

NET ASSETS - 100.00%		$ 9,625,873

(a) Security converts to floating rate after the indicated fixed-rate coupon period.
(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c) All Corporate Bonds, Municipal Bonds, Structured Notes, and U.S. Government Agencies & Obligations are
categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2024.
*** Variable Rate Security - Interest rate shown is rate in effect at August 31, 2024.
+ Default Bonds
For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
SOFR- Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans.
3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.
The accompanying notes are an integral part of these financial statements.

	ARCHER STOCK FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2024

Shares/Principal		Fair Value

COMMON STOCKS - 93.76%

Aircraft - 1.82%
2,640	Boeing Co. *	$ 458,674

Aircraft Engines & Engine Parts - 1.96%
4,000	RTX Corp.	493,360

Beverages - 2.01%
7,000	The Coca-Cola Company	507,290

Electric Services - 4.39%
2,000	American Electric Power Company, Inc.	200,560
11,260	NextEra Energy, Inc.	906,543
		1,107,103
Electronic Computers - 3.37%
3,714	Apple, Inc.	850,506

Fire, Marine & Casualty Insurance - 2.61%
1,385	Berkshire Hathaway, Inc. Class B *	659,149

Hospital & Medical Service Plans - 4.96%
9,200	Centene Corp. *	725,236
890	UnitedHealth Group, Inc.	525,278
		1,250,514
Industrial Inorganic Chemicals - 2.68%
1,413	Linde PLC. (United Kingdom)	675,767

Industrial Instruments for Measurement, Display & Control - 1.47%
3,110	MKS Instruments, Inc.	370,805

Measuring & Controlling Devices - 2.95%
1,212	Thermo Fisher Scientific, Inc.	745,465

National Commercial Banks - 4.88%
12,000	Bank of America Corp.	489,000
3,300	JPMorgan Chase & Co.	741,840
		1,230,840
Petroleum Refining - 2.21%
4,735	Exxon Mobil Corp.	558,446

Pharmaceutical Preparations - 7.26%
720	Eli Lilly & Co.	691,215
3,400	Johnson & Johnson	563,924
4,860	Merck & Co., Inc.	575,667
		1,830,806
Railroads, Line-Haul Operating - 2.13%
2,100	Union Pacific Corp. Class B	537,789

Retail - Catalog & Mail-Order Houses - 2.43%
3,440	Amazon.com, Inc. *	614,040

Retail - Drug Stores and Proprietary Stores - 2.07%
9,140	CVS Health Corp.	523,174

Retail - Lumber & Other Building Materials Dealers - 2.15%
1,470	Home Depot, Inc.	541,695

Retail - Retail Stores - 1.37%
980	Ulta Beauty, Inc. *	345,783

Semiconductors & Related Devices - 8.10%
3,370	Advanced Micro Devices, Inc. *	500,647
9,800	NVIDIA Corp.	1,169,826
3,410	Skyworks Solutions, Inc.	373,702
		2,044,175
Services - Business Services - 3.29%
1,425	Fiserv, Inc. *	248,805
2,100	Visa, Inc. Class A	580,377
		829,182
Services - Computer Programming, Data Processing, Etc. - 7.95%
5,544	Alphabet, Inc. Class A	905,779
2,110	Meta Platforms, Inc. Class A	1,099,964
		2,005,743
Services - Equipment Rental & Leasing - 2.88%
980	United Rentals, Inc.	726,435

Services - Medical Laboratories - 2.06%
2,260	Laboratory Corp. of America Holdings	519,551

Services - Miscellaneous Health & Allied Services - 2.81%
2,200	ICON PLC. (Ireland) *	708,532

Services - Miscellaneous Amusement & Recreation - 1.64%
4,590	Walt Disney Co.	414,844

Services - Prepackaged Software - 7.76%
1,057	Adobe, Inc. *	607,151
5,870	Cloudflare, Inc. Class A *	482,162
2,080	Microsoft Corp.	867,651
		1,956,964
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.09%
3,068	Procter & Gamble Co.	526,285

Surgical & Medical Instruments & Apparatus - 2.46%
1,720	Stryker Corp.	619,922

TOTAL FOR COMMON STOCKS (Cost $10,922,615) - 93.76%		23,652,839

REAL ESTATE INVESTMENT TRUST - 1.63%
1,840	American Tower Corp.	412,270
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,523) - 1.63%		412,270

MONEY MARKET FUND - 4.38%
1,104,215	Federated Treasury Obligation Fund - Institutional Shares 5.13% ** (Cost $1,104,215) - 4.38%	1,104,215

TOTAL INVESTMENTS (Cost $12,327,353) - 99.77%		25,169,324

OTHER ASSETS LESS LIABILITIES, NET - 0.23%		57,842

NET ASSETS - 100.00%		$ 25,227,166

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2024.
The accompanying notes are an integral part of these financial statements.

	ARCHER FOCUS FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2024

Shares/Principal		Fair Value

COMMON STOCKS - 90.61%

Arrangement of Transportation of Freight & Cargo - 2.46%
2,225	Expeditors International of Washington, Inc.	$ 274,587

Beverages - 2.06%
1,332	PepsiCo, Inc.	230,276

Computer Communications Equipment - 1.55%
3,417	Cisco Systems, Inc.	172,695

Crude Petroleum & Natural Gas - 2.45%
9,580	APA Corp.	272,934

Electrical Work - 2.53%
717	EMCOR Group, Inc.	281,824

Electric & Other Services Combined - 2.49%
2,731	Consolidated Edison, Inc.	277,360

Electronic Computers - 1.96%
500	Super Micro Computer, Inc. *	218,850

Fire, Marine & Casualty Insurance - 4.33%
1,520	American Financial Group, Inc.	203,102
2,477	Arch Capital Group Ltd. (Bermuda) *	280,124
		483,226
Gas & Other Services Combined - 2.21%
3,005	Sempra	246,951

Guided Missiles & Space Vehicles & Parts - 2.53%
496	Lockheed Martin Corp.	281,778

Hospital & Medical Service Plans - 2.33%
441	UnitedHealth Group, Inc.	260,278

Household Appliances - 2.53%
3,365	Smith A.O. Corp.	281,718

Laboratory Analytical Instruments - 2.49%
1,940	Agilent Technologies, Inc.	277,265

Natural Gas Distribution - 2.72%
2,320	Atmos Energy Corp.	303,317

Oil & Gas Field Services - 2.38%
6,040	Schlumberger Ltd.	265,700

Operative Builders - 2.79%
2,362	PulteGroup, Inc.	310,957

Paints, Varnishes, Lacquers, Enamels & Allied Prods - 2.50%
2,148	PPG Industries, Inc.	278,660

Paperboard Containers & Boxes - 2.51%
1,335	Packaging Corp of America	279,736

Petroleum Refining - 1.99%
1,955	ConocoPhillips	222,459

Pharmaceutical Preparations - 4.52%
1,310	Johnson & Johnson	217,277
790	United Therapeutics Corp. *	287,204
		504,481
Retail-Home Furniture, Furnishings & Equipment Stores - 2.43%
2,015	Williams-Sonoma, Inc.	270,675

Retail - Radio TV & Consumer Electronics Stores - 2.74%
3,048	Best Buy Co., Inc.	306,019

Retail - Variety Stores - 3.80%
475	Costco Wholesale Corp.	423,880

Security Brokers, Dealers & Flotation Companies - 2.05%
2,157	T. Rowe Price Group, Inc.	228,728

Semiconductors & Related Devices - 3.42%
3,200	NVIDIA Corp.	381,984

Services - Advertising Agencies - 3.16%
4,450	Interpublic Group of Cos., Inc.	145,115
2,070	Omnicom Group, Inc.	207,890
		353,005
Services-Business Services - 2.47%
805	Accenture PLC. Class A (Ireland)	275,270

Services - Computer Programming, Data Processing, Etc. - 7.22%
2,170	Alphabet, Inc. Class A	354,535
865	Meta Platforms, Inc. Class A	450,933
		805,468
Services-Prepackaged Software - 4.99%
485	Adobe, Inc. *	278,589
1,830	Electronic Arts, Inc.	277,831
		556,420
Sugar & Confectionery Products - 1.74%
1,003	Hershey Co.	193,639

Surgical & Medical Instruments & Apparatus - 2.77%
1,135	RESMED, Inc.	278,098
485	Solventum Corp. *	31,093
		309,191
Wholesale-Metals Service Centers & Offices - 2.49%
970	Reliance, Inc.	278,051

TOTAL FOR COMMON STOCKS (Cost $8,814,392) - 90.61%		10,107,382

REAL ESTATE INVESTMENT TRUSTS - 7.93%
1,680	Avalonbay Communities, Inc.	379,227
3,723	Equity Residential	278,778
660	Public Storage	226,855
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $742,108) - 7.93%		884,860

MONEY MARKET FUND - 1.39%
154,941	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 5.11% ** (Cost $154,941) - 1.39%	154,941

TOTAL INVESTMENTS (Cost $9,711,441) - 99.93%		11,147,183

OTHER ASSETS LESS LIABILITIES, NET - 0.07%		7,688

NET ASSETS - 100.00%		$ 11,154,871

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2024.
The accompanying notes are an integral part of these financial statements.

	ARCHER MULTI CAP FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2024

Shares/Principal		Fair Value

COMMON STOCKS - 91.60%

Abrasive, Asbestos & Miscellaneous Nonmetallic Mineral Products - 1.21%
560	Owens Corning	$ 94,489

Air Conditioning & Warm Air Heating Equipment & Commercial & Industrial Refrigerator Equipment - 3.32%
1,575	AAON, Inc.	150,428
185	Lennox International, Inc.	109,185
		259,613
Air Transportation, Scheduled - 0.98%
2,130	Alaska Air Group	76,914

Biological Products (No Diagnostic Substances) - 1.19%
730	Neurocrine Biosciences, Inc. *	92,753

Chemicals & Allied Products - 1.25%
551	Balchem Corp.	97,544

Construction Special Trade Contractors - 1.21%
240	TopBuild Corp. *	94,325

Crude Petroleum & Natural Gas - 1.13%
1,930	SM Energy Co.	88,066

Electric Services - 1.38%
1,260	Vistra Corp.	107,642

Electronic Computers - 1.68%
461	Apple, Inc.	105,569
60	Super Micro Computer, Inc. *	26,262
		131,831
Fabricated Rubber Products - 1.57%
290	Carlisle Cos., Inc.	122,902

Fire, Marine & Casualty Insurance - 1.42%
234	Berkshire Hathaway, Inc. Class B *	111,365

Hospital & Medical Service Plans - 1.57%
208	UnitedHealth Group, Inc.	122,762

Metalworking Machinery & Equipment - 2.76%
380	Lincoln Electric Holdings, Inc.	73,572
875	SPX Technologies, Inc. *	142,747
		216,319
Motor Vehicles & Passenger Car Bodies - 2.83%
1,580	Federal Signal Corp.	149,294
337	Tesla, Inc. *	72,155
		221,449
National Commercial Banks - 1.51%
527	JPMorgan Chase & Co.	118,470

Operative Builders - 1.71%
675	Meritage Homes Corp.	133,697

Paints, Varnishes, Lacquers, Enamels, & Allied Products - 1.08%
725	RPM International, Inc.	84,281

Perfumes, Cosmetics & Other Toilet Preparations - 1.19%
620	e.l.f. Beauty, Inc. *	92,870

Petroleum Refining - 2.37%
555	Chevron Corp.	82,112
878	Exxon Mobil Corp.	103,551
		185,663
Pharmaceutical Preparations - 8.24%
735	AbbVie, Inc.	144,288
4,500	Alkermes PLC (Ireland) *	128,025
1,040	Cytokinetics, Inc. *	59,363
144	Eli Lilly & Co.	138,243
539	Johnson & Johnson	89,399
725	Merck & Co., Inc.	85,876
		645,194
Pumps & Pumping Equipment - 1.01%
948	Graco, Inc.	79,016

Retail - Auto Dealers & Gasoline Stations - 1.11%
355	Asbury Automotive Group, Inc. *	87,202

Retail - Catalog & Mail-Order Houses - 1.27%
558	Amazon.com, Inc. *	99,603

Retail - Department Stores - 1.95%
570	Burlington Stores, Inc. *	152,897

Retail - Family Clothing Stores - 3.21%
1,010	Abercrombie & Fitch Co. Class A *	149,046
470	Insight Enterprises, Inc. *	102,023
		251,069
Retail - Home Furniture, Furnishings & Equipment Stores - 1.03%
600	Williams-Sonoma, Inc.	80,598

Retail - Jewelry Stores - 0.81%
750	Signet Jewelers Ltd. (Bermuda)	63,075

Retail - Lumber & Other Building Materials Dealers - 2.45%
740	Floor & Décor Holdings, Inc. Class A *	83,206
295	Home Depot, Inc.	108,707
		191,913
Retail - Miscellaneous Shopping Goods Stores - 0.99%
1,400	Academy Sports & Outdoors, Inc.	77,672

Retail - Variety Stores - 1.81%
125	Costco Wholesale Corp.	111,547
400	Five Below, Inc. *	30,172
		141,719
Rolling Drawing & Extruding of Nonferrous Metals - 2.04%
2,200	Mueller Industries, Inc.	159,962

Rubber & Plastics Footwear - 1.65%
135	Deckers Outdoor Corp. *	129,504

Semiconductors & Related Devices - 3.94%
850	Broadcom, Inc.	138,397
1,220	NVIDIA Corp.	145,631
990	SolarEdge Technologies, Inc. (Israel) *	24,087
		308,115
Services - Business Services - 2.16%
165	MasterCard, Inc. Class A	79,751
322	Visa, Inc. Class A	88,991
		168,742
Services - Computer Integrated Systems Design - 1.68%
785	GoDaddy, Inc. Class A *	131,417

Services - Computer Programming, Data Processing - 5.12%
701	Alphabet, Inc. Class A	114,529
694	Alphabet, Inc. Class C	114,586
2,360	DoubleVerify Holdings, Inc. *	46,492
240	Meta Platforms, Inc. Class A	125,114
		400,721
Services - Engineering Services - 1.15%
900	Aecom	90,126

Services - Prepackaged Software - 6.43%
140	Adobe, Inc. *	80,417
1,525	Dynatrace, Inc. *	77,196
385	Manhattan Associates, Inc. *	101,806
225	Microsoft Corp.	93,856
315	Salesforce.com, Inc.	79,664
353	SPS Commerce, Inc. *	70,508
		503,447
Services - Skilled Nursing Care Facilities - 1.68%
871	Ensign Group, Inc.	131,835

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.24%
566	Procter & Gamble Co.	97,092

Steel Pipe & Tubes - 1.54%
1,880	Ati, Inc. *	120,094

Telephone & Telegraph Apparatus - 1.53%
490	Fabrinet (Thailand) *	119,389

Totalizing Fluid Meters & Counting Devices - 1.43%
540	Badger Meter, Inc.	111,748

Wholesale - Hardware & Plumbing & Heating Equipment & Supplies - 1.19%
195	Watsco, Inc.	92,707

Wholesale - Lumber & Other Construction Materials - 1.12%
645	Boise Cascade Co.	87,475

Wholesale - Machinery, Equipment & Supplies - 1.31%
500	Applied Industrial Technologies, Inc.	102,560

Wholesale - Metals Service Centers & Offices - 1.15%
315	Reliance, Inc.	90,295

TOTAL FOR COMMON STOCKS (Cost $5,442,467) - 91.60%		7,168,142

REAL ESTATE INVESTMENT TRUSTS - 5.03%
1,680	Equity Lifestyle Properties, Inc.	122,153
1,690	Gaming & Leisure Properties, Inc.	87,914
2,100	Rexford Industrials Realty, Inc.	106,932
1,280	W.P. Carey, Inc.	76,825
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $418,227) - 5.03%		393,824

MONEY MARKET FUND - 2.94%
229,821	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 5.11% ** (Cost $229,821) - 2.94%	229,821

TOTAL INVESTMENTS (Cost $6,090,515) - 99.57%		7,791,787

OTHER ASSETS LESS LIABILITIES, NET - 0.43%		33,838

NET ASSETS - 100.00%		$ 7,825,625

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2024.
The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS
STATEMENTS OF ASSETS & LIABILITIES
August 31, 2024

	Balanced	Income	Stock	Dividend	Focus	Multi Cap
Assets:	Fund	Fund	Fund	Growth Fund	Fund	Fund
Investments in Securities, at Fair Value (Cost $30,870,892,	$ 50,549,322	$ 19,454,747	$ 25,169,324	$ 23,409,343	$ 11,147,183	$ 7,791,787
$19,807,610, $12,327,353, $17,160,178, $9,711,441, and
$6,090,515, respectively)
Cash	2,500	-	-	-	-	-
Receivables:
Shareholder Subscriptions	19,041	3,976	41,364	30,020	-	33,364
Interest	113,643	180,633	6,249	4,906	1,441	1,300
Dividend	81,643	-	33,201	90,039	14,557	4,257
Due from Advisor	-	-	-	-	-	1,560
Prepaid Expenses	16,766	9,871	10,126	17,402	5,580	6,369
Total Assets	50,782,915	19,649,227	25,260,264	23,551,710	11,168,761	7,838,637
Liabilities:
Payables:
Shareholder Redemptions	1,133	288	32	-	-	-
Due to Advisor	36,829	7,409	18,215	18,641	50	-
Due to Compliance Officer	374	143	186	164	-	57
Due to Trustees	1,740	599	895	727	308	228
Due to Transfer Agent	3,835	2,525	2,525	2,532	2,525	1,768
Accrued Expenses	14,274	12,390	11,245	11,157	11,007	10,959
Total Liabilities	58,185	23,354	33,098	33,221	13,890	13,012
Net Assets	$ 50,724,730	$ 19,625,873	$ 25,227,166	$ 23,518,489	$ 11,154,871	$ 7,825,625

Net Assets Consist of:
Paid In Capital	$ 29,516,689	$ 20,393,610	$ 10,677,589	$ 18,009,365	$ 8,671,637	$ 5,838,632
Distributable Earnings (Deficit)	21,208,041	(767,737)	14,549,577	5,509,124	2,483,234	1,986,993
Net Assets (unlimited shares authorized; 2,813,790, 1,083,446,
333,486, 872,353, 411,541, and 539,057 shares outstanding, respectively)	$ 50,724,730	$ 19,625,873	$ 25,227,166	$ 23,518,489	$ 11,154,871	$ 7,825,625
Net Asset Value and Offering Price Per Share	$ 18.03	$ 18.11	$ 75.65	$ 26.96	$ 27.11	$ 14.52

Redemption Price Per Share ($18.03 x 0.99),
($18.11 x 0.99), ($75.65 x 0.99), ($26.96 x 0.99), ($27.11 x 0.99), &
($14.37 x 0.99), respectively *	$ 17.85	$ 17.93	$ 74.89	$ 26.69	$ 26.83	$ 14.37

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.
The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2024

Investment Income:	Balanced Fund	Income Fund		Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Dividends (net of foreign withholding taxes of $10,557, $0, $0, $3,380, $0, and $0, respectively)	$ 730,107	$ 31,890		$ 269,509	$ 784,041	$ 230,591	$ 67,323
Interest	438,918	810,924		36,254	30,272	18,560	12,150
Total Investment Income	1,169,025	842,814		305,763	814,313	249,151	79,473

Expenses:
Advisory Fees (a)	232,807	86,372		113,197	101,542	48,963	33,245
Administrative (a)	232,716	86,372		113,197	101,542	48,963	33,635
Transfer Agent	45,633	30,300		30,300	30,320	28,011	18,685
Registration	22,831	21,956		21,186	22,519	11,736	11,578
Legal	21,495	8,212		9,541	7,065	4,514	2,794
Audit	10,850	10,669		10,850	10,850	10,850	10,850
Compliance Officer Fees	4,534	1,501		2,203	1,976	879	649
Custody	7,582	3,409		3,926	3,606	3,295	3,260
Trustee	6,072	2,240		2,942	2,559	1,267	888
Miscellaneous	13,715	15,590	(b)	3,060	2,987	2,121	1,662
Insurance	3,665	1,377		1,693	1,605	708	464
Printing and Mailing	3,413	1,772		1,903	1,807	908	451
Total Expenses	605,313	269,770		313,998	288,378	162,215	118,161
Fees Waived and/or Reimbursed by the Advisor (a)	(46,577)	(103,936)		(35,533)	(89,355)	(66,247)	(54,996)
Net Expenses	558,736	165,834		278,465	199,023	95,968	63,165

Net Investment Income	610,289	676,980		27,298	615,290	153,183	16,308

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,727,156	22,836		2,223,904	399,334	1,203,911	773,649
Net Change in Unrealized Appreciation on Derivatives	13,005	19,913		-	-	-	-
Net Change in Unrealized Appreciation on Investments	4,596,296	492,884		2,867,816	2,712,761	907,454	836,592
Net Realized and Unrealized Gain on Investments	6,336,457	535,633		5,091,720	3,112,095	2,111,365	1,610,241

Net Increase in Net Assets Resulting from Operations	$ 6,946,746	$ 1,212,613		$ 5,119,018	$ 3,727,385	$2,264,548	$ 1,626,549

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Miscellaneous Expenses include Bond Pricing Services of $11,156.
The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2024	8/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 610,289	$ 549,307
Net Realized Gain (Loss) on Investments	1,727,156	(276,151)
Net Change in Unrealized Appreciation on Derivatives & Investments	4,609,301	3,392,337
Net Increase in Net Assets Resulting from Operations	6,946,746	3,665,493

Distributions to Shareholders:
Distributions	(626,363)	(1,427,953)
Total Distributions	(626,363)	(1,427,953)

Capital Share Transactions:
Proceeds from Sale of Shares	5,313,178	4,614,883
Shares Issued on Reinvestment of Dividends	512,789	1,191,003
Early Redemption Fees (Note 2)	902	743
Cost of Shares Redeemed	(6,873,114)	(6,808,166)
Net Decrease from Capital Share Transactions	(1,046,245)	(1,001,537)

Net Assets:
Net Increase in Net Assets	5,274,138	1,236,003
Beginning of Year	45,450,592	44,214,589
End of Year	$ 50,724,730	$ 45,450,592

Share Transactions:
Shares Sold	317,296	309,266
Shares Issued on Reinvestment of Dividends	31,022	81,278
Shares Redeemed	(419,511)	(456,626)
Net Decrease in Shares	(71,193)	(66,082)
Outstanding at Beginning of Year	2,884,983	2,951,065
Outstanding at End of Year	2,813,790	2,884,983

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2024	8/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 676,980	$ 449,796
Net Realized Gain (Loss) on Investments	22,836	(32,121)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives & Investments	512,797	(175,203)
Net Increase in Net Assets Resulting from Operations	1,212,613	242,472

Distributions to Shareholders:
Distributions	(687,398)	(443,852)
Total Distributions	(687,398)	(443,852)

Capital Share Transactions:
Proceeds from Sale of Shares	4,745,770	9,397,072
Shares Issued on Reinvestment of Dividends	444,926	332,472
Early Redemption Fees (Note 2)	564	2,990
Cost of Shares Redeemed	(3,164,824)	(1,888,031)
Net Increase from Capital Share Transactions	2,026,436	7,844,503

Net Assets:
Net Increase in Net Assets	2,551,651	7,643,123
Beginning of Year	17,074,222	9,431,099
End of Year	$ 19,625,873	$ 17,074,222

Share Transactions:
Shares Sold	264,825	535,924
Shares Issued on Reinvestment of Dividends	25,010	18,880
Shares Redeemed	(178,326)	(107,190)
Net Increase in Shares	111,509	447,614
Outstanding at Beginning of Year	971,937	524,323
Outstanding at End of Year	1,083,446	971,937

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2024	8/31/2023
Increase in Net Assets From Operations:
Net Investment Income	$ 27,298	$ 29,970
Net Realized Gain on Investments	2,223,904	806,100
Net Change in Unrealized Appreciation on Investments	2,867,816	2,141,545
Net Increase in Net Assets Resulting from Operations	5,119,018	2,977,615

Distributions to Shareholders:
Distributions	(1,362,233)	(608,695)
Total Distributions	(1,362,233)	(608,695)

Capital Share Transactions:
Proceeds from Sale of Shares	3,007,767	2,585,110
Shares Issued on Reinvestment of Dividends	1,117,613	488,552
Early Redemption Fees (Note 2)	134	427
Cost of Shares Redeemed	(3,548,007)	(6,667,577)
Net Increase (Decrease) from Capital Share Transactions	577,507	(3,593,488)

Net Assets:
Net Increase (Decrease) in Net Assets	4,334,292	(1,224,568)
Beginning of Year	20,892,874	22,117,442
End of Year	$ 25,227,166	$ 20,892,874

Share Transactions:
Shares Sold	43,239	44,451
Shares Issued on Reinvestment of Dividends	17,223	8,832
Shares Redeemed	(51,214)	(116,354)
Net Increase (Decrease) in Shares	9,248	(63,071)
Outstanding at Beginning of Year	324,238	387,309
Outstanding at End of Year	333,486	324,238

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2024	8/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 615,290	$ 705,111
Net Realized Gain on Investments	399,334	42,232
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,712,761	(962,472)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,727,385	(215,129)

Distributions to Shareholders:
Distributions	(617,317)	(653,470)
Total Distributions	(617,317)	(653,470)

Capital Share Transactions:
Proceeds from Sale of Shares	3,227,946	3,214,330
Shares Issued on Reinvestment of Dividends	496,269	522,363
Early Redemption Fees (Note 2)	332	499
Cost of Shares Redeemed	(2,676,832)	(8,053,146)
Net Increase (Decrease) from Capital Share Transactions	1,047,715	(4,315,954)

Net Assets:
Net Increase (Decrease) in Net Assets	4,157,783	(5,184,553)
Beginning of Year	19,360,706	24,545,259
End of Year	$ 23,518,489	$ 19,360,706

Share Transactions:
Shares Sold	130,893	135,105
Shares Issued on Reinvestment of Dividends	20,566	21,973
Shares Redeemed	(110,857)	(342,589)
Net Increase (Decrease) in Shares	40,602	(185,511)
Outstanding at Beginning of Year	831,751	1,017,262
Outstanding at End of Year	872,353	831,751

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2024	8/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 153,183	$ 123,399
Net Realized Gain (Loss) on Investments	1,203,911	(251,814)
Net Change in Unrealized Appreciation on Investments	907,454	678,341
Net Increase in Net Assets Resulting from Operations	2,264,548	549,926

Distributions to Shareholders:
Distributions	(82,045)	(280,419)
Total Distributions	(82,045)	(280,419)

Capital Share Transactions:
Proceeds from Sale of Shares	1,069,149	6,232,642
Shares Issued on Reinvestment of Dividends	56,046	241,254
Early Redemption Fees (Note 2)	1,576	1,056
Cost of Shares Redeemed	(1,182,848)	(1,154,434)
Net Increase (Decrease) from Capital Share Transactions	(56,077)	5,320,518

Net Assets:
Net Increase in Net Assets	2,126,426	5,590,025
Beginning of Year	9,028,445	3,438,420
End of Year	$ 11,154,871	$ 9,028,445

Share Transactions:
Shares Sold	45,269	295,813
Shares Issued on Reinvestment of Dividends	2,544	11,714
Shares Redeemed	(50,242)	(53,361)
Net Increase (Decrease) in Shares	(2,429)	254,166
Outstanding at Beginning of Year	413,970	159,804
Outstanding at End of Year	411,541	413,970

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2024	8/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 16,308	$ 24,436
Net Realized Gain (Loss) on Investments	773,649	(490,625)
Net Change in Unrealized Appreciation on Investments	836,592	1,152,600
Net Increase in Net Assets Resulting from Operations	1,626,549	686,411

Distributions to Shareholders:
Distributions	(15,143)	(331,933)
Total Distributions	(15,143)	(331,933)

Capital Share Transactions:
Proceeds from Sale of Shares	797,462	1,556,728
Shares Issued on Reinvestment of Dividends	14,192	312,973
Early Redemption Fees (Note 2)	-	14
Cost of Shares Redeemed	(340,192)	(743,016)
Net Increase from Capital Share Transactions	471,462	1,126,699

Net Assets:
Net Increase in Net Assets	2,082,868	1,481,177
Beginning of Year	5,742,757	4,261,580
End of Year	$ 7,825,625	$ 5,742,757

Share Transactions:
Shares Sold	61,359	151,296
Shares Issued on Reinvestment of Dividends	1,175	31,473
Shares Redeemed	(26,234)	(68,608)
Net Increase in Shares	36,300	114,161
Outstanding at Beginning of Year	502,757	388,596
Outstanding at End of Year	539,057	502,757

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2024		8/31/2023	8/31/2022	8/31/2021	8/31/2020

Net Asset Value, at Beginning of Year	$ 15.75		$ 14.98	$ 16.54	$ 13.96	$ 13.45

Income (Loss) From Investment Operations:
Net Investment Income *	0.22		0.19	0.17	0.16	0.21
Net Gain (Loss) on Securities (Realized and Unrealized)	2.28		1.07	(1.42)	2.59	0.55
Total from Investment Operations	2.50		1.26	(1.25)	2.75	0.76

Distributions:
Net Investment Income	(0.22)		(0.19)	(0.15)	(0.17)	(0.21)
Realized Gains	-	**	(0.30)	(0.16)	-	(0.04)
Total from Distributions	(0.22)		(0.49)	(0.31)	(0.17)	(0.25)

Proceeds from Redemption Fees **	-		-	-	-	-

Net Asset Value, at End of Year	$ 18.03		$ 15.75	$ 14.98	$ 16.54	$ 13.96

Total Return ***	16.03%		8.72%	(7.70)%	19.82%	5.79%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 50,725		$ 45,451	$ 44,215	$ 51,011	$ 41,621
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.30%		1.31%	1.30%	1.27%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.21%		1.15%	0.94%	0.98%	1.38%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%		1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.31%		1.26%	1.04%	1.05%	1.55%
Portfolio Turnover	11.69%		1.79%	6.35%	17.23%	25.35%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020

Net Asset Value, at Beginning of Year	$ 17.57	$ 17.99	$ 19.76	$ 19.51	$ 19.47

Income (Loss) From Investment Operations:
Net Investment Income *	0.70	0.62	0.47	0.51	0.51
Net Gain (Loss) on Securities (Realized and Unrealized)	0.55	(0.45)	(1.77)	0.26	0.05
Total from Investment Operations	1.25	0.17	(1.30)	0.77	0.56

Distributions:
Net Investment Income	(0.71)	(0.59)	(0.47)	(0.52)	(0.52)
Total from Distributions	(0.71)	(0.59)	(0.47)	(0.52)	(0.52)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 18.11	$ 17.57	$ 17.99	$ 19.76	$ 19.51

Total Return ***	7.25%	0.99%	(6.66)%	3.97%	2.93%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 19,626	$ 17,074	$ 9,431	$ 11,309	$ 11,715
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.56%	1.66%	1.83%	1.73%	1.71%
Ratio of Net Investment Income to Average Net Assets	3.32%	2.81%	1.60%	1.84%	1.91%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of Net Investment Income to Average Net Assets	3.92%	3.52%	2.47%	2.61%	2.67%
Portfolio Turnover	23.30%	16.24%	14.52%	29.76%	20.48%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020

Net Asset Value, at Beginning of Year	$ 64.44	$ 57.11	$ 71.62	$ 54.69	$ 45.90

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.08	0.08	(0.09)	(0.15)	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	15.46	8.89	(11.58)	17.09	11.03
Total from Investment Operations	15.54	8.97	(11.67)	16.94	11.13

Distributions:
Net Investment Income	(0.04)	(0.05)	-	(0.01)	(0.15)
Realized Gains	(4.29)	(1.59)	(2.84)	-	(2.19)
Total from Distributions	(4.33)	(1.64)	(2.84)	(0.01)	(2.34)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 75.65	$ 64.44	$ 57.11	$ 71.62	$ 54.69

Total Return ***	25.24%	16.17%	(17.09)%	30.97%	24.99%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,227	$ 0,893	$ 2,117	$ 7,990	$ 1,889
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.39%	1.44%	1.38%	1.38%	1.46%
Ratio of Net Investment Loss to Average Net Assets	(0.04)%	(0.07)%	(0.29)%	(0.40)%	(0.02)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.14%	(0.14)%	(0.24)%	0.22%
Portfolio Turnover	8.56%	6.58%	8.04%	14.90%	22.05%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020

Net Asset Value, at Beginning of Year	$ 23.28	$ 24.13	$ 4.02	$ 18.99	$ 21.36

Income (Loss) From Investment Operations:
Net Investment Income *	0.73	0.75	0.58	0.53	0.69
Net Gain (Loss) on Securities (Realized and Unrealized)	3.69	(0.89)	0.03	5.02	(2.35)
Total from Investment Operations	4.42	(0.14)	0.61	5.55	(1.66)

Distributions:
Net Investment Income	(0.74)	(0.71)	(0.50)	(0.52)	(0.71)
Total from Distributions	(0.74)	(0.71)	(0.50)	(0.52)	(0.71)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 26.96	$ 23.28	$ 24.13	$ 24.02	$ 18.99

Total Return ***	19.39%	(0.59)%	2.51%	29.56%	(7.87)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,518	$ 19,361	$ 24,545	$ 3,596	$ 7,504
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.42%	1.43%	1.38%	1.44%	1.49%
Ratio of Net Investment Income to Average Net Assets	2.59%	2.71%	1.94%	2.02%	2.90%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	3.03%	3.15%	2.34%	2.47%	3.40%
Portfolio Turnover	14.03%	10.37%	18.05%	25.30%	37.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD/YEAR.

	Years Ended				Period Ended
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020	+

Net Asset Value, at Beginning of Period/Year	$ 21.81	$ 21.51	$ 25.41	$ 20.67	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.37	0.44	0.34	0.15	0.12
Net Gain (Loss) on Securities (Realized and Unrealized)	5.13	1.23	(1.82)	4.69	0.65
Total from Investment Operations	5.50	1.67	(1.48)	4.84	0.77

Distributions:
Net Investment Income	(0.20)	(0.40)	(0.29)	(0.10)	(0.10)
Realized Gains	-	(0.97)	(2.13)	-	-
Total from Distributions	(0.20)	(1.37)	(2.42)	(0.10)	(0.10)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period/Year	$ 27.11	$ 21.81	$ 21.51	$ 25.41	$ 20.67

Total Return ***	25.42%	8.25%	(6.67)%	23.46%	3.96%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 11,155	$ 9,028	$ 3,438	$ 3,691	$ 1,964
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.66%	1.77%	2.61%	3.28%	4.68%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89%	1.24%	(0.17)%	(1.51)%	(2.46)%	(a)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	1.12%	1.20%	(a)
Ratio of Net Investment Income to Average Net Assets	1.56%	2.03%	1.45%	0.64%	1.01%	(a)
Portfolio Turnover	89.11%	69.27%	64.39%	120.30%	56.25%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.
(a) Annualized
(b) Not annualized
The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD/YEAR.

	Years Ended					Period Ended
	8/31/2024	8/31/2023	8/31/2022		8/31/2021	8/31/2020	+

Net Asset Value, at Beginning of Period/Year	$ 11.42	$ 10.97	$ 13.50		$ 10.32	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.03	0.05	(0.02)		(0.03)	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	3.10	1.13	(2.29)		3.23	0.31
Total from Investment Operations	3.13	1.18	(2.31)		3.20	0.35

Distributions:
Net Investment Income	(0.03)	(0.04)	-	**	(0.02)	(0.03)
Realized Gains	-	(0.69)	(0.22)		-	-
Total from Distributions	(0.03)	(0.73)	(0.22)		(0.02)	(0.03)

Proceeds from Redemption Fees **	-	-	-		-	-

Net Asset Value, at End of Period/Year	$ 14.52	$ 11.42	$ 10.97		$ 13.50	$ 10.32

Total Return ***	27.46%	11.75%	(17.42)%		31.07%	3.55%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 7,826	$ 5,743	$ 4,262		$ 4,856	$ 2,274
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.78%	1.88%	1.98%		2.39%	3.05%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.58)%	(0.46)%	(1.16)%		(1.70)%	(1.51)%	(a)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%		0.95%	0.95%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	0.47%	(0.13)%		(0.26)%	0.58%	(a)
Portfolio Turnover	57.42%	52.08%	62.50%		39.02%	39.09%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.
(a) Annualized
(b) Not annualized
The accompanying notes are an integral part of these financial statements.

Archer Funds

Notes to Financial Statements

August 31, 2024

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of six funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), the Archer Focus Fund (the “Focus Fund), and the Archer Multi Cap Fund (the “Multi Cap Fund), each a diversified fund, (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on September 27, 2005. The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation. The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation. The Focus Fund and Multi Cap Fund each commenced operations on December 30, 2019. The investment objective of the Focus Fund is long-term growth of capital. The investment objective of the Multi Cap Fund is long-term growth of capital. The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”). See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes- The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023) or expected to be taken in the Funds’ 2024 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2024, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the straight line method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expect that distributions will consist primarily of ordinary income. The Stock Fund, Focus Fund, and Multi Cap Fund may distribute dividends quarterly and capital gains annually, and expect that distributions will consist primarily of ordinary income. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee. The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2024, the Balanced Fund, Income Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund collected $902, $564, $134, $332, $1,576, and $0 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Neither the Balanced or Income Funds engaged in options activity during the fiscal year ended August 31, 2024.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. See Note 4 for additional information related to Structured Notes.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTE 3. SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, municipal bonds, preferred bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. government agencies & obligations. U.S. government agencies & obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2024:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 33,769,723	$ -	$ -	$ 33,769,723
Corporate Bonds *	-	7,956,905	-	7,956,905
Municipal Bonds	-	2,012,577	-	2,012,577
Real Estate Investment Trusts	2,110,855	-	-	2,110,855
Preferred Securities *	238,670	269,526	-	508,196
Structured Notes *	-	175,914	-	175,914
U.S. Government Agencies & Obligations	-	748,682	-	748,682
Money Market Fund	3,266,470	-	-	3,266,470
	$ 39,385,718	$11,163,604	$ -	$ 50,549,322

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2024:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 10,144,994	$ -	$10,144,994
Exchange Traded Funds	821,460	-	-	821,460
Municipal Bonds	-	3,178,453	-	3,178,453
Preferred Securities *	236,975	495,390	-	732,365
Structured Notes *	-	287,773	-	287,773
U.S. Government Agencies & Obligations	-	2,295,952	-	2,295,952
Money Market Fund	1,993,750	-	-	1,993,750
	$ 3,052,185	$ 16,402,562	$ -	$19,454,747

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2024:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 23,652,839	$ -	$ -	$ 23,652,839
Real Estate Investment Trust	412,270			412,270
Money Market Fund	1,104,215	-	-	1,104,215
	$ 25,169,324	$ -	$ -	$ 25,169,324

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2024:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 19,774,554	$ -	$ -	$ 19,774,554
Real Estate Investment Trusts	2,401,958	-	-	2,401,958
Money Market Fund	1,232,831	-	-	1,232,831
	$ 23,409,343	$ -	$ -	$ 23,409,343

The following table summarizes the inputs used to value Focus Fund’s assets measured at fair value as of August 31, 2024:

FOCUS FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 10,107,382	$ -	$ -	$ 10,107,382
Real Estate Investment Trusts	884,860	-	-	884,860
Money Market Fund	154,941	-	-	154,941
	$ 11,147,183	$ -	$ -	$ 11,147,183

The following table summarizes the inputs used to value Multi Cap Fund’s assets measured at fair value as of August 31, 2024:

MULTI CAP FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 7,168,142	$ -	$ -	$ 7,168,142
Real Estate Investment Trusts	393,824	-	-	393,824
Money Market Fund	229,821	-	-	229,821
	$ 7,791,787	$ -	$ -	$ 7,791,787

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended August 31, 2024; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2024, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2024.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund $ 175,914

Income Fund $ 287,773

Unrealized gains and losses on derivatives during the year ended August 31, 2024, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation on Derivatives” as follows:

Balanced Fund $ 13,005 Income Fund $ 19,913

There were no realized gains or losses on sales of Structured Notes, included in the Statement of Operations, in the location, “Net Realized Gain on Investments” for the year ended August 31, 2024 for the Balanced and Income Funds, respectively.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of each Fund’s average daily net assets. For the year ended August 31, 2024, the Advisor accrued the following fees before the waivers and reimbursements described below:

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Advisor Fees Accrued	$ 232,807	$ 86,372	$ 113,197	$ 101,542	$ 48,963	$ 33,245

At August 31, 2024, the following fees were due to the Advisor or due from the Advisor after Advisor waived fees and owed the fund for reimbursement of expenses:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Due to Advisor	$ 15,819	$ -	$ 7,664	$ 8,958	$ -	$ -
Due from Advisor	$ -	$ 717	$ -	$ -	$ 4,552	$ 4,774

The Advisor also performs administrative duties for the Funds including all regulatory reporting and necessary office equipment, personnel and facilities, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. As of and for the years ended August 31, 2024, Administrative fees earned and payable to the Advisor were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Administrative Fees Accrued	$ 232,716	$ 86,372	$ 113,197	$ 101,542	$ 48,963	$ 33,635
Administrative Fees Due	$ 21,010	$ 8,126	$ 10,551	$ 9,683	$ 4,602	$ 3,214

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2024, the Advisor waived fees of $46,577.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2027 totaled $142,436.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2024 were as follows:

Subject to Repayment
Amount	by August 31,
$ 47,506	2025
$ 48,353	2026
$ 46,577	2027

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 0.96% of the Income Fund’s average daily net assets. For the year ended August 31, 2024, the Advisor waived fees of $86,372 and reimbursed the Income Fund $17,564 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.96% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2027 totaled $282,491.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2024 were as follows:

Subject to Repayment
Amount	by August 31,
$ 88,259	2025
$ 90,296	2026
$103,936	2027

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.23% of the Stock Fund’s average daily net assets. For the year ended August 31, 2024, the Advisor waived fees of $35,533.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.23% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2027 totaled $116,607.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2024 were as follows:

Subject to Repayment
Amount	by August 31,
$ 37,281	2025
$ 43,793	2026
$ 35,533	2027

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2024, the Advisor waived fees of $89,355.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2027 totaled $287,453.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2024 were as follows:

Subject to Repayment
Amount	by August 31,
$ 98,432	2025
$ 99,666	2026
$ 89,355	2027

Archer Focus Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Focus Fund invests) do not exceed 0.98% of the Focus Fund’s average daily net assets. For the year ended August 31, 2024, the Advisor waived fees of $48,963 and reimbursed the Focus Fund $17,284 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2027 totaled $174,434.

The amounts subject to repayment by the Focus Fund, pursuant to the aforementioned conditions, at August 31, 2024 were as follows:

Subject to Repayment
Amount	by August 31,
$ 60,070	2025
$ 48,117	2026
$ 66,247	2027

Archer Multi Cap Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Multi Cap invests) do not exceed 0.95% of the Multi Cap Fund’s average daily net assets. For the year ended August 31, 2024, the Advisor waived fees of $33,245 and reimbursed the Multi Cap Fund $21,751 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.95% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2027 totaled $150,151.

The amounts subject to repayment by the Multi Cap Fund, pursuant to the aforementioned conditions, at August 31, 2024 were as follows:

Subject to Repayment
Amount	by August 31,
$ 46,990	2025
$ 48,165	2026
$ 54,996	2027

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person. Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”). MSS is the transfer agent and fund accountant of the Funds. For the year ended August 31, 2024, MSS earned fees of $183,249 from the Trust. The Multi Cap Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the year ended August 31, 2024, Mr. Pokersnik earned fees of $11,742 from the Trust.

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person. There are certain shareholders of the Funds that also have a direct, regular discretionary investment accounts with the Adviser. As compensation for its management services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management. These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets. For the year ended August 31, 2024, the Advisor earned fees from these shareholder accounts as follows:

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
$ 6,244	$ 200	$ 5,642	$ 802	$ 55	$ 6

NOTE 6.  INVESTMENTS

For the year ended August 31, 2024, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Purchases	$ 5,185,607	$ 6,528,956	$ 1,876,660	$ 3,091,793	$ 8,609,202	$ 3,982,771
Sales	$ 7,857,956	$ 3,402,500	$ 3,578,812	$ 2,771,000	$ 8,421,603	$ 3,678,678

For the year ended August 31, 2024, long-term purchases and sales of U.S. government obligations were $705,264 and $0, respectively, for the Balanced Fund. For the year ended August 31, 2024, long-term purchases and sales of U.S. government obligations were $705,264 and $800,000, respectively, for the Income Fund.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2024, the shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund and may be deemed to control each of the respective Funds:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
First Clearing, LLC.	27%	N/A	29%	26%	N/A	N/A
Wells Fargo Clearing Services, LLC.	32%	41%	36%	46%	68%	95%
NFS, LLC.	N/A	28%	N/A	N/A	28%	N/A

NOTE 8. TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of August 31, 2024, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Unrealized Appreciation/(Depreciation)	$19,671,935	$ (352,863)	$12,841,971	$ 6,249,165	$1,435,742	$1,699,238
Undistributed Ordinary Income	95,042	-	175,061	143,589	537,088	134,496
Deferral of Post-October Losses	-	(1,605)	-	-	-	-
Undistributed long-term capital gains	1,441,064	-	1,532,545	-	510,404	153,259
Capital loss carryforward: +
Short term (no expiration)	-	(209,633)	-	(883,630)	-	-
Long term (no expiration)	-	(203,636)	-	-	-	-
Total Distributable Earnings/(Deficit)	$21,208,041	$(767,737)	$14,549,577	$ 5,509,124	$2,483,234	$1,986,993

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. Each Fund’s carryforward losses, post-October losses and post December ordinary losses are determined only at the end of each fiscal year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years. The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2024 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend	Focus	Multi
	Fund	Fund	Fund	Growth Fund	Fund	Cap Fund

Gross unrealized appreciation on investment securities	$20,409,600	$ 189,204	$12,969,515	$ 6,715,638	$1,561,328	$ 1,970,851
Gross unrealized depreciation on investment securities	(737,665)	(542,067)	(127,544)	(466,473)	(125,586)	(271,613)
Net unrealized appreciation/(depreciation)	$19,671,935	$ (352,863)	$12,841,971	$ 6,249,165	$1,435,742	$ 1,699,238

Tax cost of investments (including short-term investments) *	$30,877,387	$ 19,807,610	$12,327,353	$17,160,178	$9,711,441	$ 6,092,549

* The difference between book and tax cost represents disallowed wash sales for tax purposes for the Balanced Fund and Multi Cap Fund.

The Funds paid the following distributions for the years ended August 31, 2024 and 2023, as applicable:

	Period Ended	$ Amount	Tax Character

Balanced Fund	8/31/2024	$ 616,422	Ordinary Income
Balanced Fund	8/31/2024	$ 9,941	Long Term Capital Gain

Income Fund	8/31/2024	$ 687,398	Ordinary Income

Stock Fund	8/31/2024	$ 12,537	Ordinary Income
Stock Fund	8/31/2024	$ 1,349,696	Long Term Capital Gain

Dividend Growth Fund	8/31/2024	$ 617,317	Ordinary Income

Focus Fund	8/31/2024	$ 82,045	Ordinary Income

Multi Cap Fund	8/31/2024	$ 15,143	Ordinary Income

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2023	$ 570,289	Ordinary Income
Balanced Fund	8/31/2023	$ 857,664	Long Term Capital Gain

Income Fund	8/31/2023	$ 443,852	Ordinary Income

Stock Fund	8/31/2023	$ 15,291	Ordinary Income
Stock Fund	8/31/2023	$ 593,404	Long Term Capital Gain

Dividend Growth Fund	8/31/2023	$ 653,470	Ordinary Income

Focus Fund	8/31/2023	$ 215,267	Ordinary Income
Focus Fund	8/31/2023	$ 65,152	Long Term Capital Gain

Multi Cap Fund	8/31/2023	$ 20,869	Ordinary Income
Multi Cap Fund	8/31/2023	$ 311,064	Long Term Capital Gain

NOTE 9. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 10. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on each Fund and its investments and could result in increased premiums or discounts to each Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 11. ACCOUNTING PRONOUCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets’ treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August 9, 2026 for Funds with less than $1 billion in assets. The Funds are in compliance with this new rule.

NOTE 12. SUBSEQUENT EVENTS

On September 27, 2024, the following Funds declared distributions form ordinary income to shareholders of record as of September 27, 2024:

Ordinary Income Per Share Amount

Balanced Fund $163,649 $0.06

Income Fund $ 63,972 $0.06

Dividend Growth Fund $ 43,077 $0.05

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund and Archer Multi Cap Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, and Archer Multi Cap Fund, collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2024, the related statements of operations, the statements of changes in net assets, the related notes and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of August 31, 2024, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Archer Balanced Fund	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, 2021 and 2020
Archer Income Fund	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, 2021 and 2020
Archer Stock Fund	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, 2021 and 2020
Archer Dividend Growth Fund	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, 2021 and 2020
Archer Focus Fund	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022 and 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020
Archer Multi Cap Fund	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022 and 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk~~s~~ of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the

Archer Investment Series Trust since 2011

Huntingdon Valley, Pennsylvania

October 28, 2024

Archer Funds

Additional Information

August 31, 2024 (Unaudited)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Annual Renewal of the Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund.

The Board of Trustees of the Archer Investment Series Trust, including the Independent Trustees voting separately, reviewed and approved the continuance of the Funds’ Investment Advisory Agreement (“Advisory Agreement”) with Archer Investment Corporation(the “Advisor”) at a meeting held on August 15, 2024 (the “Meeting”).  All the Trustees, including all of the Independent Trustees, were present electronically for the Board’s consideration and approval of these matters.1

At the meeting, the Trustees requested and reviewed information provided by the Adviser related to the following: (i) the nature, extent, and quality of the services provided by the Adviser, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with each individual Archer Fund; (iv) the financial condition general of the Adviser; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees reviewed a variety of materials addressing the items set forth above, which they received in advance of the meeting, relating to each Fund. The Independent Trustees: (a) reviewed the information with their independent legal counsel; (b) received materials from their independent legal counsel discussing their fiduciary duties and responsibilities applicable in reviewing and considering each Management Services Agreement renewal; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present. Throughout the process, the Trustees had the opportunity to ask questions to both the Advisor and legal counsel, and answers to their questions were considered along with the other materials provided.

With respect to the consideration of the nature, extent, and quality of the services provided by the Adviser to the Funds, the Trustees reviewed the background, qualifications, and experience of the Adviser’s investment, operational, and compliance personnel.

_____________________________

1 All of the participants in the Meeting, including the Executive Session, participated telephonically and/or by video conference.  Because of the Covid 19 pandemic, the SEC by no-action letter has waived in-person voting requirements for the approvals and renewals of advisory contracts, as well as other matters for which jn person voting is required. For the time period approved by the no-action letter, such matters may now be approved and telephone or electronic meetings, provided all of the Trustees can hear and be heard. The Fund relied on this no-action authority to conduct the August 15, 2024 Meeting electronically even though the agenda items to the Meeting included the renewal of advisory and distribution contracts for the Fund as well as the reappointment of the Fund's auditor.

The Trustees considered the roles of each person as well as their relevant experience in the financial services industry, noting that Troy Patton had managed the Adviser and the Funds’ assets since their inception and that John Rosebrough had co-managed the Funds during that period. The Trustees also discussed and considered the responsibilities of the Adviser under the Management Services Agreement. the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs.

After reviewing the foregoing information and further information in the materials provided by the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were of high quality, reasonable, and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

With respect to each Fund’s performance, the Trustees reviewed each Funds’ performance over various periods and compared such performance to the returns of relevant securities and averages of comparably managed mutual funds. The Trustees considered the consistency of the Adviser’s management of the Funds with their respective investment objectives and policies along with the overall performance of each Fund as presented to the Trustees in the materials at this meeting and those which the Trustees had reviewed at each prior quarterly Board meeting throughout the past fiscal year.

As to the Archer Balanced Fund, the Trustees recognized that the Fund is the flagship fund of the Archer fund complex and had achieved an overall four-star rating from Morningstar, and that over a ten-year period, the Fund had outpaced its Morningstar category average return. The Fund has generally performed above average of funds in its category since inception, while in 2023 and year-to-date the Fund is ranked in the top 50% of Funds in its category. The Trustees noted that the Fund’s Net Expense Ratio is 1.20% while the average in its Moderate Allocation category was 0.800% which is lower than the Fund. It was noted that the Fund’s Net Expense Ratio was in line with other Funds Net Expense Ratios in its category of comparable asset size. The Trustees noted that the Adviser’s Management Fee is 0.50%, while the average in the Fund’s comparative category and asset size was 0.66%. The Trustees noted that the Fund’s three-year tax cost ratio at 0.72% was comparatively lower than its category, which was 1.62%. In particular, the Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $20,625.00 compared to its category which would have yielded a $18,744.00 return. Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames, three-, five- and ten-year periods of 4.70%, 7.22%, and 6.71%, respectively, compared to funds of a similar asset size in its category which were reported as 3.29%, 7.21%, and 6.33%, respectively.

They also noted that the Fund’s calendar year-to-date performance through June 28,2024, was negative. With respect to its performance relative to its primary benchmark, the Trustees noted the Fund had outperformed the benchmark for the calendar year-to-date (15.71% v. 7.33%).

As to the Archer Income Fund, the Trustees found that the Fund was rated as a five-star fund by Morningstar and it had outperformed its benchmark, the Barclays US Aggregate Bond Index, for the most recent three-month period 1.2% vs. .70%, year-to-date period 2.3% v. -1.0%, three-year period -0.1% v. -3.10% and five-year period 1.4% v. -0.3%. The Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average in its Intermediate Term No-Load category was 0.550%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category and of similar asset size was also 0.40%. The Trustees also noted that the Fund’s three-year tax cost ratio at 1.29% was comparatively lower than its category, which was 1.36%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $12,678.00 compared to its category, which would have yielded a $12,157.00 return. Finally, the Trustees noted that the Fund had generally achieved mixed annualized returns across its standard annualized performance measurement time frames, three-, five- and ten-year periods of -0.11%, 1.40%, and 1.80%, respectively, compared to its category ad funds of similar size, which were reported as -3.36%, -0.14%, and 1.14%, respectively.

They also noted that the Fund’s calendar year-to-date performance through June 28, 2024, was positive, which was inconsistent with the market during that period. With respect to its performance relative to its category and benchmark, the Trustees noted the Fund had outperformed its category and its benchmark for a calendar year-to-date (2.30% v. -0.19% and -0.73%).

As to the Archer Dividend Growth Fund, the Trustees found that Fund was rated as a one-star fund by Morningstar and in the bottom quartile of the Fund’s category. The Trustees noted that Fund underperformed its category and benchmark during the three- and five-year period. The Fund’s total return year-to-date was 4.91% compared to the Fund’s category, which was 7.33%. The Trustees noted that the Fund’s Net Expense Ratio is 0.97% while the average in its Large Cap No-Load category was 0.80%. The Trustees also noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.63%. The Trustees noted that the Fund’s three-year tax cost ratio at 1.07% was comparatively lower than its category, which was 1.67%. The Trustees further noted that a $10,000.00 investment in the Fund since inception would have yielded a return of $15,432.00 compared to its category, which would have yielded a $20,476.00 return and its benchmark having a yield of $23,022. Finally, the Trustees noted that the Fund had generally achieved mixed annualized returns across its standard annualized performance measurement time frames, three-, and five-year periods of 4.79%, and 5.62%, respectively, compared to funds of a similar asset size in its category, which were reported as 5.54%, and 8.51%, respectively.

As to the Archer Focus Fund, the Trustees found that the Fund was currently rated as a three-star fund by Morningstar. The Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average in its Large Cap Blend No-Load category was 0.800%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.63%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $15,252.00 compared to its category, which would have yielded a $16,531.00 return. Finally, the Trustees noted that the Fund had generally mixed returns across its standard annualized performance measurement time frames of calendar years 2022 and 2023, and year-to-date of -9.37%, 14.14%, and 11.60, respectively, compared to its category, which were reported as -16.96%, 22.32%, and 13.31%, respectively, with similar comparable figures to its benchmark. With respect to its performance relative to its category and benchmark, the Trustees noted the Fund had outperformed its category and its benchmark year-to-date (11.60% v. 13.31% and 15.97%).

As to the Archer Multi Cap Fund, the Trustees found that that the Fund was rated as a four-star fund by Morningstar. The Trustees noted that the Fund’s total return year-to-date (June 28, 2024) was 20.54% compared to the Fund’s benchmark, which was 12.79%. The Trustees noted that the Fund’s Net Expense Ratio is 0.960% while the average in its Mid Cap No-Load category was 0.990%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.78%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $15,410.00 compared to its category, which would have yielded a $14,472.00 return. Finally, the Trustees noted that the Fund had generally mixed annualized returns across its standard annualized performance measurement time frames of calendar years 2022 and 2023, and year-to-date of -20.23%, 25.13%, and 14.16, respectively, compared to its category, which were reported as -14.01%, 16.00%, and 5.06%, respectively, with similar comparable figures to its benchmark.

As to the Archer Stock Fund, the Trustees noted that the Fund had underperformed funds in its Large-Cap No-Load category. Trustees noted that the Fund’s Net Expense Ratio is 1.230%, while the average in its large-cap category was 0.800%, which the Trustees recognize is lower than the Fund. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.54%. The Trustees noted that the Fund’s three-year tax cost ratio at 1.04% was comparatively lower than its category, which was 1.47%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $25,579.00 compared to its category, which would have yielded a $28.860.00 return. Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames, three, five- and ten-year periods of 6.35%, 13.03%, and 8.72%, respectively, compared to its category, which were reported as 8.37%, 13.72%, and 11.08%, respectively. The Trustees noted that the Fund underperformed in all its standard annualized performance measurement time frames compared to its category and its benchmark.

They also noted that the Fund’s calendar year-to-date performance through June 28, 2024, was negative which was consistent with the market during that period. With respect to its performance relative to its primary benchmark, the S&P 500 Index, the Trustees noted the Fund had underperformed the benchmark for a calendar year-to-date 12.27% v. 15.29%).

After considering and discussing the performance of each of the Funds further, the Board found that each Fund's performance reflected the Adviser’s ability to effectively manage the Funds’ assets on a long-term basis in different market environments. The Trustees also concluded that the Adviser’s experience and the historical performance data provided, and other relevant support, was satisfactory.

In considering the fees and expenses paid by each Archer Fund, in addition to each Fund’s category comparable expense and funds of similar asset sizes, the Trustees were provided with the overall expenses of each Fund and the asset levels of each Fund. The Adviser provided the Board with information on its profitability in serving as the Funds’ Adviser. The Board discussed with the Adviser the methodology utilized in assembling the information regarding profitability and considered its reasonableness, noting that the Adviser is profitable regarding its relationship with the Funds and the Adviser’s desire to remain competitive as reflected by its desire to continue to reduce both its adviser fees and administration fees accessed to the shareholders. The Trustees also considered potential benefits for the Adviser in managing the Archer Funds, noting also that the Adviser has been engaged by the Trust to perform certain administrative services under a separate agreement. The Independent Trustees, based on the foregoing, concluded that the fees to be paid to the Adviser by the Funds and the profits to be realized by the Adviser, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Adviser is financially capable of satisfying its obligations under the Management Services Agreement.

The Trustees further recognized that the Adviser’s reputation, as well as other intangibles, remain a benefit to it, having an association with the Archer Funds. The Trustees discussed other potential benefits to be derived by the Adviser and concluded that they were consistent with the types of benefits derived by investment managers to mutual funds.

After reviewing and considering the foregoing information and other information they deemed relevant regarding these matters, the Trustees concluded, considering all the facts and circumstances, that the other benefits derived by the Adviser from their relationship with the Funds were satisfactory.

With respect to economies of scale, the Trustees noted that the Management Services Agreement did not have breakpoints that would reduce the advisory fee rate on assets above specified levels. However, the Trustees did note that the Adviser has historically voluntarily reduced certain of the Archer Funds’ expense limitations which benefited the shareholders, and that the Adviser remains contractually obligated to maintain the current expense limitation agreement in place until December 31, 2026. The Trustees also considered the potential benefits for the Adviser in managing multiple series under the Trust and that the Adviser did not currently engage in any soft dollar relationships.

Prior to voting, the Independent Trustees reviewed the proposed renewal of the Management Services Agreement with management and had the opportunity to meet in a private session at which no representatives of the Adviser were present.

Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Trustees using their reasonable business judgment, concluded that the overall arrangement provided under the terms of the Management Services Agreement with each Fund was a reasonable business arrangement and that the approval of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders. The Independent Trustees concluded that no single factor was considered in isolation to be determinative to the decision of the Trustees to approve continuance of the Management Services Agreement. Rather, the Trustees concluded, considering a weighing, and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Management Services Agreement for an additional annual period. As a result of their considerations, the Board of Trustees, including all the Independent Trustees, adopted resolutions to that effect.

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not Applicable

Item 16. Controls and Procedures.

(a)       The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 11, 2024

* Print the name and title of each signing officer under his or her signature.